Restricted Cash (Details) (USD $)	9 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Restricted Cash (Textual)
Monthly rate of cash collateral guarantee for credit line	105.00%
Credit line, Monthly borrwing capacity	$ 100,000
Description of certificate of deposit	Cash collateral guarantee of 105% of the monthly credit line of $100,000 in a certificate of deposit for twelve months with an assignment of deposit hold placed on the certificate of deposit as collateral
Restricted cash	$ 105,000